Exhibit 99.1

L·B·B

LBB & ASSOCIATES LTD., LLP • • • CERTIFIED PUBLIC ACCOUNTANTS

October 15, 2007

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

BAXL Holdings, Inc. (formerly Alimarine Consultants Corporation) (the “Company”) provided to us a copy of the Company’s response to Item 4.01 of Form 8-K, dated October 15, 2007. We have read the Company’s statements included under Item 4.01 of its Form 8-K and we agree with such statements insofar as they relate to our firm.

Very truly yours,

By:	/s/ LBB & Associates Ltd., LLP
LBB & Associates Ltd., LLP

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